UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 1, 2011

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Conditions.

On February 1, 2011, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter and year ended December 31, 2010.  A copy of this press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

ITEM 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2011, the Company announced the appointment of three senior executives to the following roles, to be effective as of the Company’s Annual Meeting on May 24, 2011.

Nathaniel Dalton was appointed President of the Company, in addition to continuing to serve as its Chief Operating Officer.

Jay C. Horgen was appointed Chief Financial Officer and Treasurer of the Company, in addition to continuing to oversee the Company’s New Investments activities.

John Kingston, III was appointed Vice Chairman, in addition to continuing to serve as General Counsel of the Company.

Each of Messrs. Dalton, Horgen and Kingston will continue to report to Sean M. Healey, the Chairman and Chief Executive Officer of the Company.

Darrell W. Crate, currently the Company’s Chief Financial Officer, Executive Vice President and Treasurer, will retire from these positions, effective as of the Annual Meeting.

Following the Annual Meeting, Mr. Crate has agreed to provide advisory services on an on-going basis to the Company, through February, 2016. Under the terms of the agreement, Mr. Crate will be eligible to receive compensation in 2011 for his service to the Company in line with his past compensation, ratable for the period of service, all to be determined by the Board of Directors in its compensation determinations at the end of 2011.  Mr. Crate will continue to receive medical and dental insurance for a period of two years, and his Company equity awards will continue to remain outstanding, subject to certain sale restrictions.  As part of his advisory relationship to the Company, Mr. Crate will observe confidentiality and non-competition covenants following his resignation.

The information about Messrs. Dalton and Horgen required under Item 401(b), (d) and (e) of Regulation S-K is incorporated by reference from the Company’s proxy statement on Schedule 14A as filed on April 29, 2010. The Company announced these appointments in a press release on February 1, 2011, a copy of which is furnished as Exhibit 99.2 hereto and is hereby incorporated by reference herein.

ITEM 8.01             Other Events.

The financial statement tables set forth in the press release issued by the Company on February 1, 2011 are also filed as Exhibit 99.3 hereto and are hereby incorporated by reference herein.

ITEM 9.01             Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on February 1, 2011.
99.2*	Press Release issued by the Company on February 1, 2011.
99.3	Earnings Press Release Financial Statement Tables.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: February 1, 2011	By:	/S/ JOHN KINGSTON, III
		Name:	John Kingston, III
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on February 1, 2011.
99.2*	Press Release issued by the Company on February 1, 2011.
99.3	Earnings Press Release Financial Statement Tables.

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.